SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2009

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-154718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

CBL & Associates Properties, Inc. (the “Company”) is updating its consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the Company’s retrospective application of the following accounting pronouncements: (i) Statement of Financial Accounting Standards (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 and (ii) Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) Emerging Issues Task Force (“EITF”) 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.

The Company is also updating its consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the additional common stock issued in connection with its dividend on the Company’s common stock for the quarter ended March 31, 2009, which was paid in a combination of cash and shares of the Company’s common stock. The Company issued 4,754,355 shares of its common stock in connection with the dividend, which resulted in an increase of 7.2% in the number of shares outstanding. The Company elected to treat the issuance of its common stock as a stock dividend for per share purposes. Therefore, all share and per share information related to earnings per share for each period presented has been increased proportionately to reflect the additional common stock issued.

The Company applied the adoption of the accounting pronouncements and stock dividend discussed above on a retrospective basis for each period presented in the Company’s Form 10-Q for the quarterly period ended March 31, 2009. The same retrospective application is required for previously issued consolidated financial statements reported in the Company’s most recent Annual Report on Form 10-K if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of adoption or stock issuance. This filing will permit the Company to incorporate these financial statements in future SEC filings.

The impact of the adoptions of SFAS No. 160 and FSP EITF 03-6-1, in addition to the impact of the stock dividend, had no effect on the Company’s reported net income available to common shareholders for the periods presented. This Form 8-K updates Items 6, 7, 8, and 15 of the Company’s Form 10-K for the year ended December 31, 2008. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K, except to the extent expressly provided above.

Index to Exhibit 99.1

Item 6.	Selected Financial Data	2

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations	3

Item 8.	Financial Statements and Supplementary Data	27

Item 15.	Exhibits, Financial Statement Schedules	27

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Shell Company Transactions

Not applicable

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Items 6, 7, 8, and 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as revised to reflect the adoption of certain accounting principles and stock dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ John N. Foy

_______________________________

John N. Foy
Vice Chairman,

Chief Financial Officer and Treasurer

Date: July 28, 2009

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